QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2002

SANCHEZ COMPUTER ASSOCIATES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-21705	23-2161560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
40 Valley Stream Parkway, Malvern, PA		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (610) 296-8877

ITEM 5. Other Events and Regulation FD Disclosure

  (a)
  On July 10, 2002, the registrant publicly announced a revised forecast for the full year. As part of the announcement the registrant also disclosed it had prevailed in it its arbitration claim against 1st Webbankdirect. In the announcement, the registrant said that they were informed during the quarter of Santander Central Hispano's decision to terminate its Latin American direct bank initiative through its Patagon.com, Inc. subsidiary. The registrant also announced, that as part of an overall effort to reduce expenses, the registrant expects to take a one-time restructuring charge of $800,000 to $900,000 in the third quarter ending September 30, 2002 primarily related to a reduction in the registrant's workforce. See press released attached hereto as Exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements.

    None

  (b)
  Pro Forma Financial Information.

    None

  (c)
  Exhibits

  99.1
  Press Release dated July 10, 2002

1

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 2002	SANCHEZ COMPUTER ASSOCIATES, INC.
	By:	/s/ Todd A. Pittman Todd A. Pittman, Sr. Vice President and Chief Financial Officer

2

EXHIBIT INDEX

DOCUMENT
99.1	Press Release dated July 10, 2002

1

QuickLinks

  ITEM 5. Other Events and Regulation FD Disclosure
  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX